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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2005
                                 ______________

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  1-16027                        33-0362767
----------------------------      -----------                -------------------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

          15353 Barranca Parkway
               Irvine, CA                                         92618
----------------------------------------                        ---------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (949) 453-3990
                    ----------------------------------------
               Registrant's telephone number, including area code

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

          Lantronix, Inc. announced in a press release on June 15, 2005, that the Superior Court of the State of California, County of Orange, approved the settlement of a shareholder derivative action (entitled Drake v. Bruscha, et al) pending against certain of the company's current and former directors and former officers. As described in the company's most recent Form 10-Q filed with the SEC, the settlement involves the adoption of certain corporate governance measures and payment of attorneys' fees and expenses to the derivative plaintiff's counsel in the amount of $1.2 million. The action was dismissed with prejudice as to all parties, including Mr. Steven Cotton, who was not a party to the settlement agreement and who had objected to the settlement. The company's insurance carrier has agreed to pay the $1.2 million, and the settlement will have no impact on the company's financial statements or results of operations. This settlement does not impact the securities class action or Synergetics Micro Systems securities case described in the Company's most recent Form 10-Q filed with the SEC.

A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

         99.1 Press Release dated June 15, 2005, announcing that Lantronix, Inc. has settled a shareholder derivative lawsuit.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LANTRONIX, INC.

Date: June 15, 2005                     By: /s/ James W. Kerrigan
                                            ------------------------------
                                            James W. Kerrigan
                                            Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

         99.1 Press Release dated June 15, 2005, announcing that Lantronix, Inc. has settled a shareholder derivative lawsuit.